SUB-ITEM 77Q1(A)

                             MFS INSTITUTIONAL TRUST

                           CERTIFICATION OF AMENDMENT
                           TO THE DECLARATION OF TRUST

                              TERMINATION OF SERIES


      Pursuant  to  Section  9.2(b)  of  the Amended and Restated Declaration of

Trust  dated  December  16,  2004,  as  amended   (the  "Declaration"),  of  MFS

Institutional  Trust,  a  business  trust  organized  under   the  laws  of  The

Commonwealth  of  Massachusetts  (the "Trust"), the undersigned, constituting  a majority of the Trustees of the Trust,  do hereby certify that MFS Institutional

Large Cap Value Fund, a series of the Trust, has been terminated.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of December 21, 2016 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

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|                                     |                             |
|                                     |                             |
|STEVEN E. BULLER                     |JOHN P. KAVANAUGH            |
|Steven E. Buller                     |John P. Kavanaugh            |
|c/o MFS Investment Management        |c/o MFS Investment Management|
|111 Huntington AvenueBoston, MA 02199|111 Huntington Avenue        |
|                                     |Boston, MA 02199             |
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|                                     |                             |
|                                     |                             |
|ROBERT E. BUTLER                     |ROBERT J. MANNING            |
|Robert E. Butler                     |Robert J. Manning            |
|c/o MFS Investment Management        |MFS Investment Management    |
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
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|                                     |                             |
|                                     |                             |
|MAUREEN R. GOLDFARB                  |MARYANNE L. ROEPKE           |
|Maureen R. Goldfarb                  |Maryanne L. Roepke           |
|c/o MFS Investment Management        |c/o MFS Investment Management|
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
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|                                     |                             |
|                                     |                             |
|DAVID H. GUNNING                     |ROBIN A. STELMACH            |
|PersonNameDavid H. Gunning           |Robin A. Stelmach            |
|c/o MFS Investment Management        |MFS Investment Management    |
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
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|                                     |                             |
|                                     |                             |
|WILLIAM R. GUTOW                     |LAURIE J. THOMSEN            |
|PersonNameWilliam R. Gutow           |Laurie J. Thomsen            |
|c/o MFS Investment Management        |c/o MFS Investment Management|
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
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|                                     |                             |
|                                     |                             |
|MICHAEL HEGARTY                      |ROBERT W. UEK                |
|Michael Hegarty                      |Robert W. Uek                |
|c/o MFS Investment Management        |c/o MFS Investment Management|
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
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